SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant   /X/
    Filed by a Party other than the Registrant  / /

    Check the appropriate box:
    / /      Preliminary Proxy Statement
    / /      Confidential, for Use of the Commission Only (as
             permitted by Rule 14a-6(e)(2))
    /X/      Definitive Proxy Statement
    / /      Definitive Additional Materials
    / /      Soliciting Material Pursuant to Section 240.14a-11(c)
             or Section 240.14a-12

                               STATE BANCORP, INC.
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/    $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)
          or Item 22(a)(2)of Schedule 14A.
   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3).
   / /    Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4)and 0-11.
          1)   Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
          2) Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------
          4) Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
          5) Total fee paid:

               ----------------------------------------------------------------
   / /    Fee paid previously with preliminary materials.
   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               ----------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

               ----------------------------------------------------------------
          3)   Filing Party:

               ----------------------------------------------------------------
          4)   Date Filed:

               ----------------------------------------------------------------

                               STATE BANCORP, INC.
                               699 Hillside Avenue
                          New Hyde Park, New York 11040
                                 (516) 437-1000


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of STATE BANCORP, INC.:
         At the direction of the Board of Directors of State Bancorp, Inc. (the "Company"), NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, on April 27, 1999 at 10:00 A.M. (local time), for the following purposes:
         1. To elect three (3) directors.
         2. To consider and vote upon the approval of the 1999 Incentive Stock Option Plan, as heretofore adopted by the Board of Directors of the Company, in the form annexed to the attached proxy Statement.
         3. To transact such other business as may properly come before the meeting or any adjournments thereof.
         The Board of Directors has fixed the close of business on March 19, 1999 as the record date for determination of Stockholders entitled to notice of and to vote at the meeting, and only Stockholders of record on said date will be entitled to receive notice of and to vote at said meeting.
                                              By order of the Board of Directors


                                                    Brian K. Finneran, Secretary

March 25, 1999

              IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY, WHETHER
                 YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT

                              1999 PROXY STATEMENT

                               STATE BANCORP, INC.
                               699 Hillside Avenue
                          New Hyde Park, New York 11040
                                 (516) 437-1000


                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be Held April 27, 1999

                               GENERAL INFORMATION



 This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders (the "Stockholders") of State Bancorp, Inc. (the "Company"), a New York State corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on April 27, 1999 at 10:00 A.M. (local time) at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournments thereof.
 The approximate date on which this Proxy Statement and form of proxy are being first sent or given to the Stockholders is March
25, 1999.

The Proxy
---------
 Your Proxy is solicited by the Board of Directors of the Company for use at the Meeting and at any adjournments thereof.
 If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to or at the Meeting, all shares represented thereby will be voted at the Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company and in favor of the 1999 Incentive Stock Option Plan as described below. The solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company and its wholly-owned subsidiary, STATE BANK OF LONG ISLAND (the "Bank"). The entire cost of this solicitation will be borne by the Company or the Bank. Should the Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercise of the authority conferred thereby, either by written notice received by the Bank or by the Stockholder's oral revocation at the Meeting. Such written notice should be mailed to Brian K. Finneran, Secretary, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. Attendance at the Meeting will not in and of itself revoke a proxy.

Capital Stock Outstanding and Record Date
-----------------------------------------
 The Board of Directors has fixed the close of business on March 19, 1999 as the record date for determination of Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote at the Meeting  6,596,471  shares,  par value $5 per share, of the Company's Common
Stock (the "Company Stock"), its only issued class of stock. Each of the outstanding shares of the Company Stock is entitled to one vote at the Meeting with respect to each matter to be voted upon. There will be no cumulative voting of shares for election of directors or any other matter to be considered at the Meeting. There are no rights of appraisal or other similar rights granted to dissenting Stockholders with regard to any matters to be acted upon at the Meeting. A majority of the outstanding shares of Company Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum.
Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting for the transaction of business.
    A Stockholder may, with respect to the election of directors: (i) vote for the election of all three nominees; (ii) withhold authority to vote for all such nominees; or (iii) withhold authority to vote for any of such nominees by so indicating in the appropriate space on the proxy. Directors shall be elected by a plurality of the votes cast by Stockholders holding shares of Company Stock entitled to vote for the election of directors.
    Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.
    With respect to approval of the 1999 Incentive Stock Option Plan, the proxy card being provided enables a shareholder to check the appropriate box on the proxy card to: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. The affirmative vote of the holders of a majority of the shares of Company Stock cast at the meeting is required to constitute stockholder approval of this proposal. Abstentions and broker non-votes on Proposal 2 will have no effect.
    The proxy will also confer discretionary authority to vote on any matters properly brought before the meeting of which the Company did not have the required advance notice required by the By-law referred to under "Stockholder Proposals and Nominations."

Principal Officers
------------------
 The names and positions of the current executive officers of the Company are as follows:

           Name                                   Position (and served since)
           ----                                   ---------------------------

Thomas F. Goldrick, Jr.                           Chairman (1990)

Daniel T. Rowe                                    President (1997)

Richard W. Merzbacher                             Vice Chairman (1997)


                The age and five-year employment history of each executive officer of the Company is set forth in the following section concerning the executive officers of the Bank.
                All executive officers of the Company and the Bank are serving one-year terms.
                The names, ages and positions of the current executive officers of the Bank are as follows:

                Name            Age              Position (and served since)
                ----            ---              ---------------------------
Thomas F. Goldrick, Jr.          58              Chairman (1990)

Richard W. Merzbacher            50              President (1997)

Daniel T. Rowe                   49              Vice Chairman (1997)

Frederick C. Braun, III          57              Executive Vice President (1997)

Brian K. Finneran                41              Executive Vice President (1997)

                All of the current executive officers of the Bank have been employed by the Bank for at least the previous five years.

                             MANAGEMENT REMUNERATION


Remuneration During the Prior Three Fiscal Years
------------------------------------------------
                The following table sets forth the aggregate remuneration for services in all capacities paid by the Company and the Bank, for the fiscal year ended December 31, 1998 and for each of the two previous fiscal years, to the chief executive officer and to each executive officer of the Company or the Bank whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to the Company or the Bank.





                                                     Summary Compensation Table



                                      Annual Compensation                  Long Term Compensation
                         ---------------------------------        --------------------------------
                                                                         Awards            Payouts
                                                                  ---------------------    -------
                                                   Other                                                All
                                                   Annual         Restricted Securities                 other
Name and                                           Compen-           Stock   Underlying     LTIP        Compen-
principal       Year     Salary        Bonus       sation            Awards    Options     Payouts      sation
position                   ($)          ($)          ($)              ($)        (#)        ($)          ($)
----------------------------------------------------------------------------------------------------------------


Thomas F.       1998   275,000 (1)    158,166 (2)  8,900 (3)          -0-       2,500         -0-     10,524 (4)
Goldrick, Jr.                                                                                         18,147 (5)
Chairman        1997   275,000 (1)    154,985 (2)  7,050 (3)          -0-       2,500         -0-     10,524 (4)
and Chief                                                                                             14,350 (5)
Executive       1996   257,000 (1)    115,388 (2)  6,150 (3)          -0-       2,500         -0-     10,520 (4)
Officer                                                                                               13,750 (5)


Richard W.      1998   200,000        111,545 (2)  7,700 (3)          -0-       2,500         -0-      3,673 (4)
Merzbacher                                                                                            18,147 (5)
President/Vice  1997   200,000        108,982 (2)  6,500 (3)          -0-       2,000         -0-      2,875 (4)
Chairman                                                                                              14,350 (5)
                1996   184,000         80,056 (2)  5,050 (3)          -0-       2,000         -0-      2,875 (4)
                                                                                                      13,750 (5)

Daniel T. Rowe, 1998   200,000        111,451 (2)  8,400 (3)          -0-       2,500         -0-      2,598 (4)
Vice Chairman/                                                                                        18,147 (5)
President       1997   200,000        108,714 (2)  6,500 (3)          -0-       2,000         -0-      2,598 (4)
                                                                                                      14,350 (5)
                1996   179,000         77,636 (2)  6,150 (3)          -0-       2,000         -0-      2,598 (4)
                                                                                                      13,750 (5)


Frederick C.    1998   143,000         76,060 (2)    -0-              -0-       2,500         -0-      3,150 (4)
Braun, III,                                                                                           18,147 (5)
Executive Vice  1997   143,000         72,074 (2)    -0-              -0-       1,500         -0-      3,150 (4)
President (6)                                                                                         14,350 (5)


Brian K.        1998   133,000 (1)      69,779 (2)   -0-              -0-       2,500         -0-        712 (4)
Finneran,                                                                                             18,147 (5)
Executive Vice  1997   133,000 (1)      66,500 (2)   -0-              -0-       1,500         -0-        692 (4)
President (6)                                                                                          14,044(5)


                                       6


(1) A portion of the salary of Mr. Goldrick for 1996, 1997 and 1998 and of Mr. Finneran for 1997 and 1998 has been deferred and is reflected in the amount shown. The amount deferred accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

(2)      The  amount  shown  includes  deferred  compensation  (see  "Management
         Remuneration: Deferred Compensation Plans").

(3)      Director's fees (see page 13).

         The value of personal benefits which might be attributable to normal management or executive personal benefits cannot be specifically or precisely determined; however, Management does not believe that such value would exceed, for any named individual, 10% of such individual's salary and bonus shown on the table.

(4) A death benefit, funded by life insurance, is provided in an amount equal to three times annual salary. Amounts shown reflect premiums paid for life insurance on the executive officers listed including the portion of the premium paid pursuant to a split-dollar arrangement.

(5) Amounts shown reflect the Company's contributions to the Corporation's Employee Stock Ownership Plan and 401(k) Plan set aside or accrued during the year.

(6) Messrs. Braun and Finneran were elected as Executive Vice Presidents in February, 1997.



Compensation Pursuant to Plans
------------------------------
    Employee Stock Ownership Plan. In 1988, sponsorship of the Bank's defined contribution Retirement Plan was transferred to the Company and the Plan was amended and restated as an Employee Stock Ownership Plan ("ESOP"). Company contributions to the ESOP represent a minimum of three percent of an employee's annual gross compensation. Employees become twenty percent vested after two years of employment, with full vesting taking place upon completion of six years employment.
    401(k) Plan. The Bank maintains a 401(k) Plan which covers substantially all full-time employees. Employees may contribute up to sixteen percent of annual gross compensation. One-half of employee contributions are matched, to a maximum of three percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in both their own and Bank contributions.
    Change of Control Employment Agreements. In September and October of 1997, the Company entered into certain employment agreements with each of Thomas F. Goldrick, Jr., Chairman of the Company and of the Bank, Daniel T. Rowe, President of the Company and Vice Chairman of the Bank, Richard W. Merzbacher, Vice Chairman of the Company and President of the Bank, Frederick C. Braun, Executive Vice President of the Bank, and Brian K. Finneran, Secretary of the Company and Executive Vice President of the Bank. Under these agreements, each of these officers has agreed to remain employed by the Company for a specified period after a "change of control" of the Company ("Employment Period") at an annual base salary at least equal to twelve times the highest monthly base salary paid to such officer during the twelve-month period immediately preceding the month in which the change of control occurs. In addition, each such officer will be awarded an annual cash bonus for each fiscal year ending during the Employment Period equal to such Officer's highest bonus for the last three full fiscal years prior to the change of control (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (the "Recent Annual Bonus"). If such officer resigns for good reason during his or her Employment Period, or such officer's employment is terminated other than for cause or disability during that period, then the Company will be obligated to pay to such officer a lump-sum amount equal to the sum of (i) certain accrued obligations of the Company to such officer through the date of termination, including a prorated bonus based upon the higher of the Recent Annual Bonus and the bonus for the most recent fiscal year during the Employment Period (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (such higher amount, the "Highest Annual Bonus"), (ii) three times (two times in the case of Messrs. Braun and Finneran) the sum of such officer's annual base salary and Highest Annual Bonus and (iii) an amount designed to provide such officer with the equivalent of three years (two years in the case of Messrs. Braun and Finneran) of accrual of benefits under the Employee Stock Ownership Plan and the Deferred Compensation Agreement by and between the Bank and such officer, dated as of April 1, 1994 (January 1, 1996 in the case of Mr. Braun and January 1, 1997 in the case of Mr. Finneran). Such officer will also be entitled to continued employee benefits for a period of three years (two years in the case of Messrs. Braun and Finneran) after the date of termination.
    Deferred Compensation Plans. The Bank has in effect a non-qualified deferred compensation plan (each, a "Plan") for each officer for whom contributions under the ESOP are limited by the applicable provisions of the Internal Revenue Code. Each Plan provides for a credit to an account for each such officer of an amount equal to the excess of: (A) the amount of the contribution to the ESOP for such officer in the absence of such Internal Revenue Code limitations over (B) the actual amount of such contribution. The amount credited to each Plan accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.
    Incentive Stock Option Plans. The following tables show, as to the chief executive officer and executive officers previously named, information with respect to options granted to and exercised during the fiscal year ended December 31, 1998 and as to unexercised options held at the end of such fiscal year and the dollar value of such unexercised options.





                        Option Grants in Last Fiscal Year(1)
                        ------------------------------------
                                                                                     Potential
                                                                                     realizable
                                                                                     value at
                                                                                     assumed annual
                                                                                     rates of stock
                                                                                     price apprecia-
                                                                                     tion for option
                              Individual Grants                                      term (2)
               ------------------------------------------------------------          ----------------------

                           Percent
                           of total
                           options
                           granted
                           to                    Exercise
               Options     employees             or base             Expir-
               Granted     in fiscal             price               ation
               (#)(3)      year(%)               ($/Sh)              date             5%($)           10%($)
Name
------------------------------------------------------------------------------------------------------------

Thomas F.
Goldrick,
Jr.            2,500       4.53                  23.00               1/27/06          27,454          65,756

Richard W.
Merzbacher     2,500       4.53                  23.00               1/27/06          27,454          65,756

Daniel T.
Rowe           2,500       4.53                  23.00               1/27/06          27,454          65,756

Frederick
C. Braun,
III            2,500       4.53                  23.00               1/27/06          27,454          65,756

Brian K.
Finneran       2,500       4.53                  23.00               1/27/06          27,454          65,756




(1) The options discussed above were granted under the Company's 1994 Incentive Stock Option Plan, which is administered by the Stock Option Committee of the Board. Such options may be granted to any key employee of the Company or a subsidiary. The option price may not be less than 100% of the fair market value or book value, whichever is greater, of the Company Stock at the time of grant. Options are "Incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. No option may have a life of more than 10 years from the date of grant.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for Company Stock.

(3) These options are subject to a five-year vesting schedule (0% the first year and 25% in each of the following four years).


                       Aggregated Option Exercises in Last
                      Fiscal Year and FY-End Option Values


                                                                  Value of
                                            Number of             unexercised
                                            unexercised           in-the-money
                                            options               options
                                            at fiscal             at fiscal
                 Shares                     year-end              year-end
                 Acquired                     # (1)                 $ (2)
                 on          Value          -------------         -------------
                 Exercise    Realized       Exercisable/          Exercisable/
Name               (#)         ($)          unexercisable         unexercisable
--------------------------------------------------------------------------------


Thomas F.
Goldrick, Jr.     4,592       77,218         15,834/7,624         146,270/30,448

Richard W.
Merzbacher        3,674       61,784         12,743/6,624         117,802/24,358

Daniel T.
Rowe              3,674       61,784         12,743/6,624         117,802/24,358

Frederick C.
Braun, III         -0-          -0-          10,205/5,624          94,559/18,272

Brian K.
Finneran          4,713       70,209          3,177/5,624          21,722/18,272

(1) Amounts shown reflect adjustments made by reason of the payment of stock dividends and stock splits since the respective dates of the option grants.

(2) Represents the difference between the exercise price of the options and the closing bid price of Company Stock on December 31, 1998 of $16.25 per share.

          The Bank maintains several contributory and non-contributory medical and disability plans covering all officers as well as all full-time employees.
          At present, the directors and officers of the Company are not separately compensated for services rendered by them to the

Company, and it presently is contemplated that such will continue to be the policy of the Company.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------
          The Personnel and Compensation Committee is authorized to review and recommend to the Board of Directors compensation levels of Company and Bank directors and officers and Bank staffing requirements. The Committee held three (3) meetings in 1998 and at the time of such meetings consisted of J. Robert Blumenthal, Robert
J. Grady, Raymond M. Piacentini, John F. Picciano and Thomas F. Goldrick, Jr. Mr. Goldrick is the Chairman and Chief Executive Officer of both the Company and the Bank.
          Mr. Grady retired as a director in November, 1998 and was replaced as a member of the Committee by Arthur Dulik, Jr.

Board Compensation Committee Report on Executive Compensation
-------------------------------------------------------------
          Cash compensation policies applicable to the Company's and the Bank's executive officers are reviewed as regards the separate components of base salary and supplemental compensation. Both components of cash compensation are viewed in consideration of the Company's performance during the most recent fiscal year, and as compared with its selected peers operating within the Company's geographical market area. Base compensation is subject to the performance evaluation of Committee members, giving consideration to various competitive influences, while supplemental compensation is viewed in light of specific performance criteria as established in the guidelines of the Company and the Bank for such supplemental compensation. The recommendations of the Personnel and Compensation Committee are then presented for approval to the Board of Directors of the Bank, which must approve the compensation packages for all executive officers and the making of supplemental payments pursuant to the guidelines of the Company and the Bank for such payments.
          The compensation of Thomas F. Goldrick, Jr., Chairman and Chief Executive Officer of the Company and the Bank, is reviewed annually by the Committee and considered in light of specific profitability ratios, such as Return on Assets and Return on Equity. Additionally, the Committee reviews the growth of the Company and the Bank, the resultant increase in market share, and various other competitive factors bearing upon its determination of appropriate compensation levels for the Chief Executive Officer, as well as the other Executive Officers.
          The foregoing report has been furnished by Messrs. J.
Robert Blumenthal, Arthur Dulik, Jr., Raymond M. Piacentini, John
F. Picciano and Thomas F. Goldrick, Jr.

                                PERFORMANCE GRAPH


    The following graph compares the yearly percentage change in the Company's cumulative total Stockholder return on Company Stock with the cumulative total return of the NASDAQ Market Index, and the cumulative total returns of 90 Middle Atlantic NASDAQ Banks.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                           AMONG STATE BANCORP, INC.,
                   NASDAQ MARKET INDEX AND PEER GROUP INDEX*

                                  (LINE GRAPH)


                      ASSUMES $100 INVESTED ON JANUARY 1, 1994
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DECEMBER 31, 1998

                   * SOURCE: MEDIA GENERAL FINANCIAL SERVICES



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET

                               FISCAL YEAR ENDING


COMPANY             1993      1994      1995      1996      1997      1998
STATE BANCORP INC   100       116.37    185.39    185.11    484.39    318.34
PEER GROUP          100       102.01    138.00    170.57    293.58    290.75
BROAD MARKET        100       104.99    136.18    169.23    207.00    291.96

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

    To the knowledge of Management, as of the record date, March 19, 1999, the only person owning beneficially or of record more than 5% of the outstanding shares of the Company Stock was as follows:

Name and Address          Nature of        Number of                 Percentage
    of Owner              Ownership        Shares                    of Class
----------------          ----------       ---------                 ----------
State Bancorp, Inc.       Beneficial       593,971                    9.00%
Employee Stock
  Ownership Plan
699 Hillside Avenue
New Hyde Park, NY


    The Company is required to identify any director, officer, or person who owns more than ten percent of a class of equity securities who failed to timely file with the Securities and Exchange Commission a required report relating to ownership and changes in ownership of the Company's equity securities. Based on information provided to the Company by such persons, all officers and directors of the Company made all required filings during the fiscal year ended December 31, 1998. The Company does not know of any person beneficially owning more than 10% of a class of equity securities.

                              CERTAIN TRANSACTIONS

    Some of the directors and officers of the Company or the Bank and some of the corporations and firms with which these individuals are associated also are customers of the Bank in the ordinary course of business, or are indebted to the Bank in respect of loans of $60,000 or more, and it is anticipated that some of these individuals, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.
    During the fiscal year ended December 31, 1998, the law firm of Cahn Wishod &Lamb LLP, to which firm Gary Holman, a director of the Company and the Bank, was counsel, received legal fees from the Company and the Bank totaling $296,424 for services rendered. Except as set forth above, outside of normal customer relationships, none of the directors or officers of the Company or the Bank or the corporations or firms with which such individuals are associated currently maintain or have maintained within the past fiscal year any significant business or personal relationship with the Bank other than such as arises by virtue of such individual's or entity's position with or ownership interest in the Company.

                              ELECTION OF DIRECTORS

 At the Meeting, three (3) directors of the Company are to be elected to three-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors of the Company has nominated the following persons: Thomas F.
Goldrick, Jr., John F. Picciano and Suzanne H. Rueck. All of the nominees are members of the present Board of Directors of the Company, with terms expiring at the meeting.
    Raymond M. Piacentini, whose term also expires at the meeting, has informed the Company that, due to changes in the nature of his principal business activities, he will not be available to serve as a director after the expiration of his term.
    Proxies returned by Stockholders and not revoked will be voted for the election of the foregoing nominees as directors unless Stockholders instruct otherwise on the proxy. If any nominee shall become unavailable for election, which is not anticipated, the shares represented by proxies which would otherwise have been voted for such nominee, in accordance with this Proxy Statement, will be voted for such substitute nominee as may be designated by the Board of Directors of the Company.
    The table following contains the names and ages of the current directors of the Company whose terms will continue beyond the Meeting and those directors of the Company whose terms expire at the Meeting who have been nominated for re-election, with those directors who presently are nominated for re-election at the Meeting listed first. Opposite the name of each director is the year such person's term of office expires, the year each first became a director of the Company or the Bank, the principal occupation(s) of each during the past five years and other directorships of public companies held by each.

                          Length of
                          Service as              Principal Occupation
                          Director and            During Past 5 Years
 Name                     Expiration              and Directorships of
 and Age                  of Term                 Public Companies(a)
 --------                 ------------            --------------------
 Nominees
 --------
 Thomas F.                Since 1980              Chairman and Chief
 Goldrick, Jr. (58)       Expires 1999            Executive Officer, State
                                                  Bancorp, Inc. and State
                                                  Bank of Long Island


 John F.                  Since 1989              Attorney
 Picciano (55)            Expires 1999

 Suzanne H.               Since 1992              Manager, New Hyde Park
 Rueck (37)               Expires 1999            Inn


 Directors Continuing in Office
 ------------------------------
 J. Robert                Since 1988              President, Harwyn
 Blumenthal (65)          Expires 2001            Enterprises Inc.,
                                                  Retail shoe stores

 Carl R. Bruno (67)       Since 1993              Chief Financial
                          Expires 2000            Officer, DiFazio
                                                  Electric, Inc.,
                                                  Electrical
                                                  contractors

 Arthur Dulik, (52)       Since 1996              Chief Financial
 Jr.                      Expires 2001            Officer, Altana Inc.,
                                                  Pharmaceuticals


 Gary                     Since 1968              Vice Chairman of the,
 Holman (68)              Expires 2000            Board of Directors, State
                                                  Bancorp, Inc. and State
                                                  Bank of Long Island;
                                                  Partner, Lamb & Barnosky,
                                                  LLP, Attorneys; formerly
                                                  of Counsel, Cahn, Wishod &
                                                  Lamb, LLP, Attorneys

 Richard W.               Since 1989              Vice Chairman,
 Merzbacher (50)          Expires 2000            State Bancorp, Inc. and
                                                  President, State
                                                  Bank of Long Island

 Joseph F.                Since 1989              Chairman, TRM Inter-
 Munson (50)              Expires 2001            national, Inc.,
                                                  Insurance underwriting
                                                  management

 Daniel T.                Since 1992              President, State
 Rowe (49)                Expires 2001            Bancorp, Inc. and
                                                  Vice Chairman, State Bank
                                                  of Long Island



(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each.

          The above-listed persons are also presently serving as directors of the Bank, with the term of each to expire in the same year in which his or her term as director of the Company is to expire. It is anticipated that each director of the Company elected at the meeting will shortly thereafter be elected to a conforming term as director of the Bank.
          The Board of Directors of the Company held eight (8) meetings during 1998.
          The Board of Directors of the Bank held twelve (12) meetings during 1998.
          The Board of Directors of the Company does not have standing audit, nominating or compensation committees or committees performing similar functions.
          Among its standing committees, the Board of Directors of the Bank has an Examining and Audit Committee and a Personnel and Compensation Committee. The Examining and Audit Committee conducts the annual directors' examination, reviews reports of examination of the Bank made by regulatory authorities and makes periodic reports to the Board of Directors of the Bank regarding the findings of the auditor's regular daily audits. During 1998 this

Committee held six (6) meetings and its present members are Carl R.
Bruno, Raymond M. Piacentini, John F. Picciano and Suzanne H. Rueck.
          The names of the members of the Personnel and Compensation Committee and the number of meetings held by the Committee in such year are set forth on Page 8 of this proxy statement. The present members of the Committee are
J. Robert Blumenthal,  Arthur Dulik,  Jr., Thomas F. Goldrick,  Jr.,
Raymond M. Piacentini and John F. Picciano.
          During the year ended December 31, 1998, each director of the Company and the Bank attended at least 75% of the total of the number of Board meetings held (while he or she was a director) and the number of meetings held by all committees of the Board on which he or she served (while he or she served).
          Each director of the Bank who is not an employee thereof currently receives an annual retainer of $9,600 and $500 for each Board committee meeting attended. Each director of the Bank currently receives $700 for each meeting of the Board of Directors attended. Each director of the Bank who is not an employee thereof and who serves as Chairman of a Board committee receives an additional stipend ranging from $1,000 to $6,000. No additional remuneration is received by any director for special assignments or services.
          Directors of the Bank may elect to defer the receipt of all or any portion of their compensation. Amounts deferred are allocated to a deferred compensation account. Each participating director's account accrues interest at the Bank's Prime Rate. All accounts will be unfunded and general obligations of the Bank.

Distributions from a deferred compensation account commence upon termination of membership on the Board of Directors, death or disability, or at a date previously designated by the participating director. Distributions from the deferred compensation account are to be made annually over a three year period.
          The Bank had in effect a Directors Incentive Retirement Plan for directors of the Bank (other than the President) who elected to retire after having completed certain minimum service requirements. Under the Plan, an eligible director who elected to retire was entitled to receive, for a period of five years after such retirement, a yearly amount equal to the highest annual amount received by such director from the Company or the Bank for his services to the Company or the Bank during the five years immediately preceding such retirement. At the present time, one (1) former director of the Bank is receiving payments under the Plan. Amounts paid or accrued under the Plan during the fiscal year ended December 31, 1998 amounted to $26,217.
          In 1992, four (4) directors then in office who were covered by the Plan surrendered their rights under the Plan in exchange for the Bank's agreement to pay to them, or to their beneficiary upon death, a monthly stipend for life or until March 1, 2007, whichever later occurred. In 1993, effective as of 1992, such persons agreed that the payments to them would cease in all events on March 1, 2007. Amounts paid or accrued under such agreements during the fiscal year ended December 31, 1998 amounted to $61,750.
          Under a Director Stock Plan established in 1998, non-employee directors receive an annual award of share credits for 100 shares of Company Stock for their service during the preceding year. This award is pro-rated where a director did not serve for all of the preceding year. After termination of service as a director, all awards are paid in shares of stock to the director, or, in the case of death, to his or her designated beneficiary or estate. This award is credited annually with dividend equivalents.

                        Security Ownership of Management

    The following table sets forth the beneficial ownership of Company Stock as of February 28, 1999 by each director (including all the Company's executive officers) and by all current directors and executive officers as a group:

                                     Number                      Percent
       Name                          of Shares                   of Total
       ----                          ---------                   --------

 J. Robert Blumenthal                 44,303                         *

 Carl R. Bruno                         3,484                         *

 Arthur Dulik, Jr.                     7,297                         *

 Thomas F. Goldrick, Jr. (1)(5)      152,682                        2.31%

 Gary Holman                          48,282                         *

 Richard W. Merzbacher (2)(5)         95,603                        1.45%

 Joseph F. Munson                      3,050                         *

 Raymond M. Piacentini                 1,878                         *

 John F. Picciano                     12,977                         *

 Daniel T. Rowe (3)(5)               112,779                        1.71%

 Suzanne H. Rueck                     52,380                         *

 All directors and
 executive officers
 as a group (13 persons) (4)(5)      577,467                        8.75%

* Less than 1%.

(1) Includes 18,128 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 25, 1999.

(2) Includes 14,709 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 25, 1999.

(3) Includes 14,709 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 25, 1999.

(4) Includes 64,206 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 25, 1999.

(5) Includes allocated shares held by the ESOP for the benefit of the person named.


                        1999 INCENTIVE STOCK OPTION PLAN


    The Board of Directors of the Company has adopted, subject to the approval of the Stockholders, an Incentive Stock Option Plan. The Company presently has in effect an Incentive Stock Option Plan, substantially identical to the proposed Plan, approved by the Stockholders in 1994. Virtually all of the options available for grant under the 1994 Plan have been granted to employees of the Bank and the proposed Plan, if approved by the Stockholders, will enable the Company to continue to grant options to employees of the Company and its subsidiaries. A Summary of the Plan is set forth below and the complete text of the Plan is annexed to this Proxy Statement. The purpose of the Plan is to provide key employees with additional incentive to contribute to the successful operation of the Company and its subsidiaries and to enable the Bank to continue to attract and retain talented personnel. The Board of Directors believes that approval of the Plan is in the best interests of the Company and recommends that Stockholders vote in favor of the proposal to approve the Plan. The affirmative vote of the holders of a majority of the shares of capital stock of the Company is required for approval of the Plan.
    The consideration to be received by the Company for the granting of options is services rendered by the optionee. No determination has been made concerning which specific employees are to be granted options.
    Summary of Plan.
    The following Summary of the Plan is qualified in its entirety by reference to the Plan itself.
    A maximum of 325,000 shares of the Company's common stock may be issued upon the exercise of options which may be granted under the Plan, subject to adjustment in the number of shares and in each outstanding option to reflect any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination. It is intended that each option will qualify as an "incentive stock option" under Section 422A of the Internal Revenue Code of 1954, as amended from time to time. (See "Federal Income Tax consequences" below). The Plan is to be administered by the Stock Option Committee (the "Committee"), consisting of three (3) members, at least two (2) of whom will be members of the Board of Directors, and which Committee members will not be eligible to receive options under the Plan while serving on the Committee.
    Options may be granted under the Plan to key employees of the Company or its subsidiaries to be selected by the Committee. Such options may be granted to directors of the Company only if they are also employees of the Company or its subsidiaries.
    All options granted under the Plan must expire not later than ten (10) years after the date of grant. The option price may not be less than the fair market value or the book value, whichever is greater (at the date of grant), of the shares subject to the option. The option price must be paid in cash. An option may be granted to an employee who, at the time of grant, owns more than ten (10) percent of the voting stock of the Company only if: (a) the option price is not less than 110% of the fair market value or book value, whichever is greater (at the date of grant), of the shares subject to the option; and (b) the option by its terms is not exercisable after five (5) years from the date of grant. No employee may be granted incentive stock options, the effect of which would be to permit such employee to first exercise options, in any calendar year, for the purchase of shares having an aggregate fair market value (at the dates of grant) in excess of $100,000. An optionee may exercise options for the purchase of shares valued in excess of $100,000 (at the dates of grant) in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years.
    An option granted under the Plan may be exercised only if the optionee is then in the employ of the Company or its subsidiaries, and has been continuously so employed from the date of grant, except in the following events: (1) in the case of a disabled optionee, such period of continuous employment may end on a date up to one year before the date of exercise; (2) in the case of an employee who dies while employed by the Company or its subsidiaries, the option may be exercised within one (1) year after death by the person or persons to whom such rights shall pass; and (3) in the case of a Change in Control of the Company.
    Options granted under the Plan are transferable only by will or by the laws of descent and distribution, and are exercisable during the life of the optionee only by the optionee.
    The Plan will terminate on February 25, 2009, unless terminated sooner by the Board of Directors. No options may be granted under the Plan after such termination, but each option then outstanding and unexercised shall continue to be exercisable until it expires by its terms. The Board of Directors may at any time amend the Plan, but no such amendment may, without the consent of the optionee, impair rights under any outstanding option, or, without stockholder approval, (1) increase the number of shares which may be purchased under the Plan, except for the adjustments discussed above, (2) reduce the option price of any option below the limits described above, (3) extend the option period of any option beyond the maximum period described above, (4) vary the class of employees eligible for option grants under the Plan, (5) change the number of shares which may be optioned to any one individual; or (6) cause any option issued or issuable under the Plan to fail to qualify as an incentive stock option.
    The market value of the Company's stock as of February 26, 1999 was approximately $18.13.
    Federal Income Tax Consequences.  The tax consequences of
incentive stock options are quite complex.  Therefore, the
description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.
    Incentive Options granted pursuant to the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code (the "Code"). If an optionee makes no disposition of the shares acquired pursuant to exercise of an incentive stock option within one (1) year after the transfer of shares to such optionee and within two (2) years from grant of the option, such optionee will realize no taxable income as a result of the grant or exercise of such option; any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. (However, the optionee will recognize an item of tax preference in the amount of the difference between the fair market value of the shares received upon exercise and the exercise price for alternative minimum tax purposes). Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to the issuance of such incentive stock options, the transfer of shares upon their exercise or the ultimate disposition of such shares.
    If shares subject to incentive stock options are disposed of prior to the expiration of the above time periods, the optionee will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of: (i) the excess of the market value of the shares on the date of exercise over the option price, and (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Bank for federal income tax purposes in the same year, provided that the Holding Company satisfied certain federal income tax information reporting requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

                              INDEPENDENT AUDITORS


    The independent public accounting firm of Deloitte and Touche LLP has acted as the Company's independent auditors for 1998 and it is anticipated that the same firm will be selected to perform the same duties for the current year. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of Stockholders.

                                  OTHER MATTERS

    As of the date of the Proxy Statement, Management and the Board of Directors know of no other matters to be brought before the Meeting. However, if further business is properly presented, the persons named in the proxy intend to vote thereon in accordance with their best judgment.
    The proxies, in their discretion, will vote all shares represented by the Proxy as to any matter which may properly come before the meeting as to which the Company did not have notice by January 28, 1999, the date provided for in the advance notice provisions of the Company's By-Laws.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

    Proposals of stockholders submitted pursuant to Rule 14a-8 of the Securities and Exchange Commission ("Rule 14a-8") for the proxy statement for the annual meeting of stockholders to be held April 25, 2000 must be received by the Company at its principal executive offices not later than November 24, 1999. Such proposals and any recommendations for nomination as a director should be submitted in writing to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040, who will submit them to the Board for its consideration. This notice of the annual meeting date also serves as the notice by the Company of the advance notice By-Law described below.
    Under the Company's By-Laws, a stockholder must give timely written notice to the Secretary of the Company of a nomination or before bringing any business before any annual or special meeting of stockholders. Notice must be received by the Secretary not less than 90 days nor more than 120 days prior to April 25, 2000 or such earlier date as may be required under Rule 14a-8. The notice shall set forth for each matter a brief description of the business to be brought before the meeting, the reasons therefore, the name, address, class and number of shares beneficially owned by, and any material interest of the stockholder making the proposal. Notice of a nomination shall set forth the name, address and the class and number of shares owned by the stockholder making the nomination; the name, age, business and residence addresses and principal occupation of the nominee and the number of shares beneficially owned by, and such other information concerning the nominee as would be required to be disclosed in the solicitation of proxies for election of directors under Regulation 14A under the Securities Exchange Act of 1934, as amended. The recommendation must also be accompanied by the consent of the individual to be nominated, to be elected and to serve. The Company may require any nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee. Persons 72 or older are not eligible for nomination.

Date:  March 25, 1999

                                              By order of the Board of Directors



                                                    Brian K. Finneran, Secretary

                                    EXHIBIT A

                        1999 INCENTIVE STOCK OPTION PLAN




 1. Purpose of the Plan. The purpose of this Incentive Stock Option Plan (the "Option Plan") is to secure for STATE BANCORP, INC. (the "Holding Company") and its stockholders the benefits of the incentive inherent in the ownership of Common Stock of the Holding Company by those present and future key employees of the Holding Company, STATE BANK OF LONG ISLAND (the "Bank"), or any other subsidiary of the Holding Company or of the Bank (collectively referred to as the "Corporations") who will be responsible for its future growth and continued success. The Option Plan and the Incentive Stock Options (the "Options") granted hereunder are intended to comply with the provisions of Sections 421, 422A and 425 of the Internal Revenue Code of 1954, as amended, (the "Code") and the Option Plan and all Options granted hereunder shall be administered, interpreted and construed in accordance with such intention.

 2. Stock Subject to the Option Plan. There will be reserved for issuance upon the exercise of the Options which may from time to time be granted under the Option Plan, an aggregate of 325,000 shares of Common Stock, par value $5.00 per share, of the Holding Company, subject to adjustment as provided in Section 8. Shares subject to the Option Plan may be shares now or hereafter authorized but unissued and issued shares which have been reacquired by the Holding Company. If any Option under this Option Plan shall expire, terminate, or be canceled for any reason, without having been exercised in full, the shares which have not been purchased thereunder shall again become available for the purpose of this Option Plan unless this Option Plan shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above for which Options may be granted, subject to adjustment as provided in Section 8.

 3. Administration of the Option Plan. The Option Plan shall be administered by a committee selected by the Board of Directors of the Holding Company (the "Board") consisting of not less than three members, not less than two of whom shall be members of the Board, who shall serve at the pleasure of the Board and be designated the Stock Option Committee (the "Committee"). The members of the Committee shall be directors and other persons selected by the Board who are not eligible to participate in the Option Plan during such time as they are members of the Committee.

    Subject to the express provisions of the Option Plan with respect to eligibility, the Committee shall determine the key employees to whom, and the time or times at which, Options shall be granted and the number of shares to be subject to each Option. The Committee shall have authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Options (which terms and provisions need not be the same in each case), and to make all other determinations deemed necessary or advisable in administering the Option Plan, all of which determinations shall be final and binding upon all persons unless otherwise determined by the Board.

    A quorum of the Committee shall consist of a majority of its members and the Committee may act by the vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to such act signed by all members of the Committee.

 4. Eligibility and Participation. Options may be granted only to employees of the Corporations who, in the opinion of the Committee, exercise such functions or discharge such responsibilities that they merit consideration as key employees. Employees who are officers or directors of one or more of the Corporations may participate in the Option Plan. Directors who are not employees shall not be granted Options under the Option Plan. An employee may be granted an Option hereunder and may thereafter be granted an additional Option or Options if the Committee shall so determine. Options shall not be granted to any employee pursuant to the Option Plan, the effect of which would be to permit such person to first exercise options, in any calendar year, for the purchase of shares having a fair market value in excess of $100,000 (determined at the time of the grant of the options). An optionee hereunder may exercise options for the purchase of shares valued in excess of $100,000 (determined at the time of grant of the options) in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years.

 5. Option Price. Except as otherwise provided in Section 6 of the Option Plan, the Option price per share of Common Stock for each Option shall be fixed by the Committee and with respect to each Option granted hereunder shall not be less than 100 percent of the fair market value or the book value, whichever is greater, of the Common Stock of the Holding Company on the date the Option is granted. Fair market value shall be determined by the Committee which shall use any reasonable method of valuation, including: (a) if the Common Stock is not listed for trading on a recognized securities exchange but is traded in the over-the-counter market, the mean of the highest bid price and the lowest asked price for the Common Stock on the date of grant as reported by the National Quotation Bureau, Inc., or any successor organization, or (b) if the Common Stock is listed for trading on a recognized securities exchange, the mean of the high and low sale prices or the closing sale price on such exchange on the date of grant, whichever shall be higher, of if the Common Stock shall not have been traded on such exchange on such date, the closing sale price on such exchange on the first day prior thereto on which the Common Stock was so traded or the closing bid price on such exchange on the date of grant, whichever shall be higher, or (C) if a realistic and fair market value of such shares is not readily determinable, an estimate of the fair market value shall be made taking into consideration: (i) the difference between the market value and book value of the shares of comparable financial institutions; and (ii) the trend of the Holding Company's consolidated earnings and of its book capital account.

 6. Options Granted to Ten Percent (10%) Stockholders. An Option may be granted under the Option Plan to an employee who, at the time such Option is granted, owns (within the meaning of Section 422A(b)(6) of the Code, including the applicable attribution provisions of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of one or more of the Corporations, only if: (a) at the time such Option is granted, the purchase price under such Option is not less than 110 percent of the fair market value or book value, whichever is higher, of the shares of stock subject to such Option, determined as provided in Section 5 of this Option Plan, and (b) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted.

 7. Terms and Conditions of Options. Each Option shall be subject to the terms of the Option Plan and shall be evidenced by an Incentive Stock Option Agreement substantially in the form attached hereto as Schedule A and containing or incorporating by reference the following terms and conditions and such other terms and conditions not inconsistent therewith as may be determined from time to time by the Committee.

 A. Term of Options. Except as otherwise provided in Section 6 of the Option Plan, the term of each Option granted pursuant to this Option Plan shall be such term, not exceeding ten (10) years from the date on which the Option shall have been granted, as shall be fixed at the time by the Committee and such term shall be subject to earlier termination as hereinafter provided. No Option may be granted after the termination of the Option Plan as provided in Section 12.
Options hereunder shall be deemed granted on the date on which the Committee acts with respect to the grant thereof.

 B. Exercise of Option. No Option granted pursuant to this Option Plan shall be exercisable: (1) unless the holder shall have been an employee of one or more of the Corporations during the entire period beginning on the date of the granting of the Option being exercised and ending on the date of such exercise (excluding in each case breaks in employment due to military leave or sick leave which are approved by the Committee), except as provided in Subsections C and D; or (2) until twelve (12) months after the date on which the Option shall have been granted, provided, however, that on recommendation of the Committee in any individual case deemed exceptional by the Committee, the Board of Directors may specify a period of less than twelve (12) months but not less than six (6) months after the date on which the Option shall have been granted during which such Option may not be exercised. The Committee, at the time of the granting of each Option pursuant to this Option Plan may provide that the Option may not be exercised in any one year as to more than such percentage of the total number of shares covered thereby as the Committee shall determine, provided that such limitation shall not prohibit the exercise of the Option as to all shares covered thereby within the term of such Option.

 C. Effect of Termination of Employment or Death or Change in Control. No Option may be exercised at any time unless the holder is an employee of one or more of the Corporations except in the following events: (1) the holder, provided the Option has not terminated pursuant to the provisions of Subsection D, may, but only in the case of an employee who is disabled (within the meaning of Section 105(d)(4) of the Code) within one (1) year after the cessation of employment, exercise his or her Option to the extent he or she was entitled to exercise it as of the date of such cessation of employment; (2) if an employee to whom an Option has been granted under the Option Plan shall die while he or she is employed by one or more of the Corporations, such Option may be exercised within one (1) year after his or her death to the extent that the employee was entitled to do so at the date of his or her death, by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution. If a Change in Control (as herein defined) shall have occurred while the holder is an employee of one or more of the Corporations, all Options shall be accelerated and shall become immediately exercisable. In no event shall the holder of any Option have the right to exercise it after the expiration of the term of the Option.

 D. Employee's Agreement to Serve. Each employee receiving an Option shall agree to serve in the employ of one or more of the Corporations for a period of three
(3) years from the date on which it is granted. On recommendation of the Committee in any individual case deemed exceptional by the Committee, the Board of Directors may specify an employment period of less than three (3) years but in no event less than six (6) months. Such employment, subject to the provisions of any other contract between the Corporations and such employee, shall be at the pleasure of such Corporation and at such compensation as such Corporation shall from time to time determine. Any termination of such employee's employment during the period in which he has agreed pursuant to this Subsection D to remain in the employ of one or more of the Corporations which is either: (1) for cause; or (2) voluntary on the part of the employee and without the consent of such Corporation (except that a voluntary termination within three (3) months after a Change in Control shall not be deemed voluntary on the part of the employee) shall be deemed a violation by the employee of his agreement and, upon the occurrence of such violation, the Option held by him, to the extent not theretofore exercised, shall terminate. Such termination of the Option shall be in addition to all other rights and remedies for breach of contract to which the Corporations shall be entitled.

 E. Restrictions on Common Stock. Common Stock issued upon the exercise of an Option granted hereunder shall not be transferable until the employee to whom such Common Stock is issued has fulfilled his agreement to serve in the employ of one or more of the Corporations as provided in Subsection D of this Section. Upon the termination of employment of an employee by reason of retirement from such Corporation or by death or within three (3) months after a Change in Control, the restrictions imposed by this Subsection E shall expire; if such employee's employment shall terminate for any other reason before he or she has fulfilled his or her agreement to serve in the employ of such Corporation as provided in Subsection D of this Section, then the restrictions imposed by this Subsection E shall be extended for the period of five (5) years from the date of such termination. The restrictions imposed by this Subsection E and any other restrictions which are in the opinion of the Holding Company's counsel either necessary or required shall be noted on the certificates for the shares of Common Stock issued upon the exercise of Options granted hereunder by an appropriate legend. The legend with respect to the restrictions imposed by this Subsection E shall be substantially as follows:

 The shares represented by this certificate are subject to transfer and other restrictions contained in State Bancorp, Inc.'s 1999 Incentive Stock Option Plan, a copy of which is on file at the principal office of State Bancorp, Inc. As and when shares of Common Stock become free of the restrictions imposed by this Subsection E, the owner thereof shall be entitled, upon demand, to receive a new certificate therefor which does not bear such a legend.

 F. Method of Exercise. Subject to the provisions of the Incentive Stock Option Agreement and the Option Plan, an Option may be exercised in whole or in part at any time by written notice to the Holding Company, which notice shall specify the number of shares as to which the holder of the Option desires to exercise. The notice shall be accompanied by cash or by an unendorsed certified or official bank draft or money order for the full Option price, in United States dollars, payable to the order of the Holding Company.

 G. Non-assignability. No Option shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law of otherwise) by the employee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by him or her and shall not be subject to execution, attachment or similar process.

 H. Rights as a Shareholder. The holder of the Option shall have none of the rights of a shareholder with respect to any of the shares subject to the Option until the issuance of a certificate for such shares upon the exercise of the Option.

 I. Adjustment. The number of shares subject to the Option and the Option price per share shall be subject to adjustment in the manner provided in Section 8.

 8. Adjustments. The number of shares of Common Stock covered by each outstanding Option, and the price per share thereof in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Holding Company resulting from a sub-division or consolidation of shares or a payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Holding Company.

    If the Holding Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which the holder of the number of shares of Common Stock subject to the Option would have been entitled.

    In the event of any proposed dissolution or liquidation of the Holding Company or a proposed merger or consolidation in which the Holding Company will not be the surviving corporation, the Holding Company shall mail or otherwise furnish to the holder of each outstanding Option written notice of such proposed dissolution, liquidation, merger or consolidation at least twenty (20) days prior to such dissolution, liquidation, merger or consolidation and each such holder shall thereupon have the right immediately and prior to such dissolution, liquidation, merger or consolidation to exercise his or her entire Option or any part thereof; and any outstanding Option not so exercised shall terminate upon such dissolution, liquidation, merger or consolidation.

    In the event of a change in the Common Stock of the Holding Company as presently constituted which is limited to a change of all authorized shares with par value into the same number of shares with a different par value no adjustment shall be made in the number of shares of Common Stock covered by any outstanding Option and the term "Common Stock" as used in the Option Plan shall be deemed to refer to the shares of Common Stock as so changed.

    Except as herein before expressly provided in this Section, the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Holding Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

    If any event occurs which would cause an adjustment in the number of shares of Common Stock or the securities subject to Option if an Option were outstanding hereunder then a like adjustment shall be made in the number of shares of Common Stock or the securities subject to the Option Plan as provided in Section 2.

    To the extent that the foregoing adjustments relate to stock or securities of the Holding Company, such adjustments shall be made by the Board of the Holding Company, whose determination in that respect shall be final, binding and conclusive, provided that no Option granted pursuant to the Option Plan shall be adjusted in a manner that causes the Option to fail to continue to qualify as an incentive stock option within the meaning of the Internal Revenue Code, as amended No adjustment provided for in this Section shall require the Holding Company to issue or sell a fractional share, and the total adjustment with respect to each Option shall be limited accordingly.

    The grant of an Option pursuant to the Option Plan shall not affect in any way the right or power of the Holding Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business of assets.

 9. Uses of Proceeds. The proceeds from the sale of shares of Common Stock pursuant to Options shall constitute general funds of the Holding Company.

 10. Change in Control. Change in Control, for purposes of this Plan, means an event of a nature that: (i) would be required to be reported by the Holding Company in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank within the meaning of the Change in Bank Control Act and the rules and regulations promulgated by the Federal Deposit Insurance

Corporation (the "FDIC") at 12 C.F.R. ss.303.80, as in effect on the date hereof or as same may be amended; or (iii) results in a transaction requiring prior approval of the Federal Reserve Board ("FRB"), under the Bank Holding Company Act of 1956 and the regulations promulgated or as same may be amended thereunder by the FRB at 12 C.F.R. ss.225.11, as in effect on the date hereof or as same may be amended; or (iv) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing 20% or more of the Bank's outstanding securities or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the Incumbent Board, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Holding Company or similar transaction occurs in which the Holding Company is not the resulting entity; or
(D) a proxy statement shall be distributed soliciting proxies from shareholders of the Holding Company by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Holding Company.

 11. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Option Plan, the Board of the Holding Company may modify, extend or renew outstanding Options granted under the Option Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Board shall not, however, modify any outstanding Options so as to specify a lower exercise price or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefore specifying a lower exercise price. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the individual to whom any Option shall have been granted, alter or impair any rights or obligations under any Option therefore granted under the Option Plan.

 12. Governmental and Other Regulations. The Option Plan, and the grant and exercise of Options hereunder, and the Holding Company's obligation to sell and deliver stock under such Options, shall be subject to the provisions and approvals of any regulatory or governmental agency as may be required.

 13. Amendment and Termination. The Option Plan shall terminate February 25, 2009 and no Option shall be granted hereunder after that date, provided, however, that subject to the limitations on exercisability contained in the Option Plan, any Option granted under the Option Plan prior to such date may continue to be exercised by the holder after such date until such time as the Option expires by its terms.

    The Board of the Holding Company shall have complete power and authority to amend the Option Plan, provided, however, that the Board shall not without the affirmative vote of the holders of a majority of the outstanding Common Stock of the Holding Company: (i) increase the maximum number of shares for which Options may be granted under the Option Plan, (ii) reduce the minimum Option price,
(iii) extend the period provided in Section 7(A) during which Options may be granted or make an option exercisable earlier than as specified in Section 7(B),
(iv) amend the requirements as to the class of employees eligible to receive Options, or (v) increase the number of shares which may be optioned to all key employees or any one of them, or (vi) affect outstanding options or any unexercised rights thereunder, except as provided in Section 8.

 14. Effectiveness. The Plan shall be effective upon its approval by the stockholders of the Holding Company.

 15. Termination of Right of Action. Every right of action arising out of or in connection with the Option Plan or any Options granted hereunder, by or on behalf of the Holding Company, or by any stockholder of the Holding Company against any past, present or future member of the Board of Directors or employee of one of the Corporations, or by an employee (past, present or future) of one of the Corporations against one or more of the Corporations or against any past, present or future member of the Board of Directors or an employee of one of the Corporations shall, irrespective of the place where an action may be brought and irrespective of the place of residence of any such director or employee, cease and be barred by the expiration of five (5) years from the date of the act or omission in respect of which such right of action arises or is alleged to arise.

    The Option Plan shall be deemed to have been entered into and adopted and all Options have been granted in Nassau County, New York, and shall be interpreted, and the rights and liabilities of all individuals hereunder and under the Options determined, in accordance with the laws of the State of New York. Every action, suit or proceeding brought to enforce any claim arising out of or in connection with the Option Plan or any Option shall be commenced only in courts of the State of New York located in the County of Nassau and having jurisdiction over the claim involved.

 16. Indemnification of Committee. No member or former member of the Committee or of the Board shall be liable, in the absence of bad faith or misconduct, for any act or omission with respect to his or her service on the Committee. Service on the Committee shall constitute service as a Director of the Holding Company so that members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Holding Company pursuant to its By-Laws, resolution and the Business Corporation Law of the State of New York.

 17. Compliance with Section 16. If this Plan is qualified under 17 C.F.R. ss.240.16b-3 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.

                                   SCHEDULE A

                               STATE BANCORP, INC.

                        INCENTIVE STOCK OPTION AGREEMENT




 INCENTIVE STOCK OPTION AGREEMENT dated as of ______________, 1999, (the "Date of Grant"), between STATE BANCORP, INC. (the "Holding Company") and (the "Optionee").


 1. As a separate inducement and agreement in connection with employment and not in lieu of any salary or other compensation for services, and pursuant to the Holding Company's 1999 Incentive Stock Option Plan (the "Option Plan"), the Holding Company hereby grants the Optionee the option to purchase shares of its Common Stock, par value $5.00 per share (the "Optioned Shares"), upon the following terms and conditions: (a) The option shall be an effective and binding obligation of the Holding Company only during the Option Term (as hereinafter defined) and, upon the expiration of the Option Term, the option shall become null and void to the extent of the Optioned Shares not theretofore purchased. The "Option Term", for purposes of this Agreement, shall be the period commencing with the Date of Grant and ending with the earlier of the following dates: (i) the _____ anniversary of the Date of Grant; or (ii) the termination of the employment of the Optionee by the Holding Company or a subsidiary corporation provided, however, the Optionee may, (x): in case of the disability of the Optionee (within the meaning of Internal Revenue Code 105(d)(4)), and (y) in case of death, exercise the option within one (1) year after the cessation of employment to the extent the Optionee was entitled to exercise it as of the date of such cessation of employment; (b) The option price per share shall be $______ being not less than 100% of the fair market value or the book value, whichever is greater, of the Common Stock of the Holding Company on the Date of Grant. (c) The number of shares of Common Stock covered by this option, and the price per share thereof, shall be subject to adjustment as provided in the Option Plan.
(d) Subject to the provisions of the Option Plan, this Option may be exercised after the expiration of twelve (12) months after the Date of Grant at any time during the Option Term; provided, however (i) the Optionee shall have been an employee of the Holding Company or a subsidiary corporation during the entire period beginning on the Date of Grant and ending on the date of exercise of the option, or in the case of the disability (within the meaning of Internal Revenue Code 105(d)(4) or death of the Optionee, a date not more than one (1) year prior to exercise of the option; (ii) that this option shall not be exercisable in part for less than ten (10) shares except where the balance of the Optioned Shares shall be less than ten (10); and (iii) that this option shall not be exercisable as to more than ( %) percent of the total number of Optioned Shares in any one (1) calendar year, providing that any options not exercised within the earliest period permitted may be exercised at any time thereafter within the Option Term; and (iii) that the Option Holder may exercise this option as to one hundred (100%) percent of the total number of Optioned Shares upon or after a Change in Control; (e) The shares of Common Stock covered by this option are subject to restrictions as provided in the Option Plan. (f) If the Optionee (or any other person entitled to exercise this option) desires to exercise this option, the Optionee or such other person, as the case may be, shall give written notice to the Holding Company at its principal office at 699 Hillside Avenue, New Hyde Park, New York (or such other place as may hereafter be designated by the Holding Company) stating the number of shares as to which the Option is being exercised. Such notice shall be accompanied by cash or an unendorsed certified or official bank draft or money order payable to the order of the Holding Company for the full price, in United States dollars, of the shares as to which the option is being exercised. (g) The terms and provisions of this option are subject to and shall be governed by the terms and provisions contained in the Option Plan, which is hereby incorporated herein by reference and made a part of this Agreement.


 2. Optionee agrees to remain in the employ of the Holding Company or a subsidiary corporation for a period of at least three (3) years from the Date of Grant. Such employment, subject to the provisions of any contract between the Holding Company and the Optionee, shall be at the pleasure of the Holding Company and at such compensation as the Holding Company shall from time to time determine. Any termination of the Optionee's employment during the period of three years referred to above which is either: (a) for cause; or (b) voluntary on the part of the Optionee and without the consent of the Holding Company (except that a voluntary termination within three (3) months following a Change in Control shall not be deemed voluntary on the part of the Option Holder), shall be deemed a violation by the Optionee of his or her agreement and, upon the occurrence of such violation, this Option shall terminate and Optionee shall have no further rights under this Agreement or the Option or Options granted under the Option Plan. Such termination of this option shall be in addition to any other rights and remedies for breach of contract to which the Holding Company shall be entitled.


 3. This Option shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Optionee otherwise than by will or laws of descent and distribution and shall be exercisable during his or her lifetime only by the Optionee, and shall not be subject to execution, attachment or similar process.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant.



                                                             STATE BANCORP, INC.


                                                      BY:_______________________

                                                      __________________________
                                                      (Optionee)